UNITED STATES
                SECURITIES AND EXHNAGE COMMISSION

                       Washington,  D.C. 20549

                             Form 8-K/A

                AMENDMENT  NO. 1 TO CURRENT REPORT

                Pursuant to Section 13 or 15 (d) of
                The Securities Exchange act of 1934

 Date of Report (Date of Earliest event reported): July 24, 1997

                         CIRCUIT  SYSTEMS,  INC.
          ----------------------------------------------------
          Exact name of registrant as specified in its charter

    Illinois                      0-15047           36-2663010
----------------------------   ----------------    -----------------------
(State or other jurisdiction   (Commission File    (IRS Employer
      of incorporation)          Number)            Identification Number)

                          2350 East Lunt Avenue
                    Elk Grove Village, Illinois 60007

                            (847) 439-1999
           ---------------------------------------------------
            Registrant's telephone number, including area code

                                N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Item 7.   Financial Statements and Exhibits

          (a) Financial statements of business acquired.

              (1) Audited Special Purpose Financial Statements of Philips
                  Consumer Electronics Company ("PCEC"), a division of Philips North America Operation, as of July 28, 1997.

          (b)  Pro forma financial information.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize.

   Date   October 6, 1997

   Circuit Systems, Inc.
      (Registrant)

   /s/ D.S. Patel
   -------------------------
   D.S. Patel, President and
   Chief Executive Officer

  (a) Financial Statements of business acquied.

         REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  Board of Directors
  Circuit Systems, Inc.

  We have audited the statement of assets acquired of the Printed Circuit Board Operating Assets of Philips Electronics North
  America Corporation as of July 28, 1997 and the related statement of revenues and direct expenses of the Printed Circuit Board Operations of Philips Electronics North America Corporation for the year ended December 31, 1996. These special purpose financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these special purpose financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the special purpose financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall special purpose financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note C and are not intended to be a complete presentation of the financial position or results of operations of the Printed Circuit Board Operating Assets of Philips Electronics North America Corporation.

  In our opinion, the statements referred to above present fairly, in all material respects, the assets acquired of the Printed Circuit Board Operating Assets of Philips Electronics North America Corporation as of July 28, 1997 and the revenues and direct expenses for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


  GRANT THORNTON LLP
  Chicago, Illinois
  May 15, 1997

  Printed Circuit  Board Operating  Assets of  Philips  Electronics
  North America Corporation
  STATEMENT OF ASSETS ACQUIRED
  July 28, 1997

  Inventories .........................................$    650,000

  Property, Plant and Equipment
    Building and building improvements.................   3,845,000
    Machinery and equipment............................   5,500,000
    Land...............................................     155,000
                                                         ----------
                                                          9,500,000
                                                         ----------
       Total assets acquired ..........................$ 10,150,000
                                                         ==========

  The accompanying notes are an integral part of this statement.



  Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
  STATEMENTS OF REVENUES AND DIRECT EXPENSES

                                               Quarter ended   Quarter ended
                               Year ended      March 31, 1997  March 31, 1996
                             December 31, 1996    (Unaudited)    (Unaudited)
  Net sales
    Philips divisions....... $18,382,072        $3,378,875     $3,923,449
    Other...................   2,198,000           300,000        440,000
                              ----------         ---------      ---------
                              20,580,072         3,678,875      4,363,449

  Cost of goods sold .......  18,956,307         3,819,907      4,390,157
                              ----------         ---------      ---------
       Gross profit (loss).. $ 1,623,765       $  (141,032)    $  (26,708)
                              ==========         =========      =========

   The accompanying notes are an integral part of these statements.

  Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
  NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS
  July 28, 1997



  NOTE A - BUSINESS ORGANIZATION

  The printed circuit board operating assets of Philips Electronics North America Corporation ("Philips") consists of a stand alone facility which manufactures and sells printed circuit boards in high volumes to various Philips consumer electronics' divisions and certain independent manufacturers.

  NOTE B - ACQUISITION OF CERTAIN ASSETS OF PHILIPS ELECTRONICS
  NORTH AMERICA CORPORATION

  Effective July 28, 1997, Circuit Systems, Inc. (the "Company") through its wholly-owned affiliates, Circuit Systems of
  Tennessee, L.P. (CST, L.P.) and Circuit Systems of Tennessee, Inc. (the general partner of CST, L.P.), acquired certain assets relating to the printed circuit board operations of Philips. The assets consisted of inventory and fixed assets. The total purchase price, including direct costs of acquisition, approximated $10,150,000.

  In addition, Circuit Systems, Inc., entered into a Printed Circuit Board Purchase Agreement with Philips which requires Philips to purchase its printed circuit boards for certain manufacturing facilities from the Company for a minimum of two years at prices stipulated in the contract.

  NOTE C - BASIS OF PRESENTATION

  The accompanying special purpose financial statements have been prepared to comply with requirements of Regulation S-X of the Securities and Exchange Commission relating to the filing of audited financial information for the acquisition of a business meeting the significant subsidiary definition of Rule 1-02(w) of Regulation S-X.

  The Statement of Assets Acquired presents the identifiable operating assets acquired by the Company as of the effective date of the acquisition.

  The Statements of Revenues and Direct Expenses include the net sales and cost of goods sold for the printed circuit board operations and excludes any other products of Philips. It is impracticable to determine selling, general and administrative expenses for sales to customers other than the Philips' divisions. Such expenses are not material for sales to Philips' divisions. Interest and income tax expense have not been allocated to the printed circuit board operations as it is not the general practice of Philips to do so. Statements of Cash Flows are not presented as such information is not determinable.

  Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
  NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS - CONTINUED
  July 28, 1997

  NOTE D - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Revenue

  Revenue is recognized upon shipment. Net sales to Philips divisions included in the accompanying Statements of Revenues and Direct
  Expenses reflect transfer pricing policies within Philips. These pricing policies are consistent with the pricing agreed upon in the Printed Circuit Board Purchase Agreement.

  Inventories

  Inventories are valued at the lower of cost or market. Cost was determined at the replacement cost at the date of acquisition.

  Property, Plant and Equipment

  Property, plant and equipment are carried at estimated fair value which was estimated by references to appraisals and other information.

  (b) Pro forma financial information.

       INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED
              BALANCE SHEET AND STATEMENT OF OPERATIONS

  The following unaudited pro forma condensed combined balance sheet and statements of operations reflect the effect of the acquisition of substantially all of the identifiable operating assets of the Printed Circuit Board Operating Assets of Philips Electronics North America Corporation ("Philips").

  Effective July 28, 1997, Circuit Systems, Inc. (the "Company"), through a recently formed limited partnership and its general partner, acquired the inventory and property, plant and equipment of Philips for a purchase price of $10,150,000 including direct costs of acquisition.

  This  pro   forma  information   has  been   prepared   utilizing
  historical financial statements of the Company and Philips.   The
  unaudited pro forma condensed combined statements of operations gives effect to the acquisition as if the transaction was consummated as of beginning of period reported, utilizing the results of operations for the twelve months ended April 30, 1997 and the quarter ended July 31, 1997 for the Company and the twelve months ended March 31, 1997 and the quarter ended June 30, 1997 for Philips. The information for Philips is the latest available information. This information should be read in conjunction with
  the historical financial statements and notes thereto.   The  pro
  forma financial data have been included as required by the rules and regulations of the Securities and Exchange Commission and
  are provided  for  comparative  purposes only.    The  pro  forma
  financial data do not purport to be indicative of the results which actually would have been obtained if the acquisition had occurred on the date indicated or of those results which may be obtained in the future.

  Circuit Systems, Inc. and Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                   April 30,  July 28,
                                      1997      1997

                                    Circuit             Pro Forma   Pro Forma
                ASSETS              Systems,  Philips   adjustments  combined
                                      Inc.
                                   ---------  -------   -----------  --------
CURRENT ASSETS
 Cash and cash equivalents ........$   294,204  $    -    $   -    $   294,204
 Accounts receivable ..............  6,561,782       -        -      6,561,782
 Inventories ......................  6,636,821   670,000      -      7,306,821
 Prepaid expenses .................    215,674       -        -        215,674
 Deferred income taxes ............    363,000       -        -        363,000
                                     ---------  -------- ---------  ----------
   Total current assets ........... 14,071,481   670,000      -     14,741,481

 INVESTMENT IN AFFILIATE...........  2,841,193      -         -      2,841,193

PROPERTY, PLANT AND EQUIPMENT
 At cost .......................... 46,216,098  9,480,000     -     55,696,098
 less accumulated depreciation .... 18,442,154      -         -     18,442,154
                                    ----------  ---------  -------  ----------                          -          -
                                    27,773,944  9,480,000     -     37,253,944

 OTHER ASSETS......................  1,071,481      -         -      1,071,481
                                    ----------  ---------  -------  ----------
   Total assets ...................$45,758,099 $10,150,000 $  -    $55,908,099
                                    ==========  ==========  ======  ==========
LIABILITIES AND SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES
Current maturities of
 long-term obligations............ 4,662,289    -      1,561,966 A  6,224,255
Accounts payable ................. 4,095,791    -        150,000 A  4,245,791
Accrued liabilities & income taxes 1,578,714    -           -       1,578,714
                                  ----------   ------  ---------    ----------
   Total current liabilities .....10,336,794    -      1,711,966   12,048,760

 LONG-TERM OBLIGATIONS............10,640,363    -      8,438,034 A 19,078,397
 DEFERRED INCOME TAXES............ 1,848,000    -           -       1,848,000
 MINORITY INTEREST................   471,246    -           -         471,246

  SHAREHOLDERS' EQUITY
Common stock ..................... 2,882,322    -           -       2,882,322
Retained earnings ................19,596,240    -           -      19,596,240
Cumulative foreign currency
  translation adjustment..........   (16,866)   -           -        (16,866)
                                  ----------  ------   --------    ----------
                                  22,461,696    -           -      22,461,696
                                  ----------  ------ ----------    ----------
                                 $45,758,099    -   $10,150,000   $55,908,099
                                  ==========  ======  =========    ==========

   Circuit Systems, Inc. and Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                    Year    Year ended
                                   ended     March 31,
                                  April 30,     1997
                                    1997

                                  Circuit               Pro Forma   Pro Forma
                                  Systems,   Philips   adjustments  combined
                                    Inc.
                                 ----------  ----------  --------  ----------
 Net sales...................   $63,414,341 $19,895,498 $   -     $83,309,839

 Cost of goods sold..........    55,077,512  18,386,057 (698,000)B 72,765,569
                                 ----------  ----------  -------   ----------
           Gross profit .....     8,336,829   1,509,441  698,000   10,544,270

 Sales and marketing expenses     3,168,551       -         -       3,168,551
 Administrative expenses.....     2,384,205       -         -       2,384,205
                                  ---------  ---------  -------     ---------
                                  5,552,756       -         -       5,552,756
                                  ---------  ---------  -------     ---------
        Operating profit.....     2,784,073  1,509,441  698,000     4,991,514

 Other deductions (income)
  Interest expense ..........     1,612,854       -     758,000 C   2,370,854
  Interest income ...........       (14,031)      -         -         (14,031)
  Equity in earnings of
   unconsolidated affiliate..      (636,260)      -         -        (636,260)
  Realized gain on sale of
   common stock of affiliate     (1,092,215)      -         -      (1,092,215)
  Rental income .............      (338,620)      -         -        (338,620)
  Sundry ....................       (83,605)      -         -         (83,605)
                                  ---------  ---------  -------     ---------
                                   (551,877)      -     758,000       206,123
                                  ---------  ---------  --------    ---------
 Earnings before income taxes     3,335,950  1,509,441  (60,000)    4,785,391

         Income taxes........     1,217,000       -      529,000 D  1,746,000
                                  ---------  ---------  --------    ---------
 NET EARNINGS ...............   $ 2,118,950 $1,509,441 $(589,000)  $3,039,391
                                  =========  =========  ========    =========
  Per share data
    Net earnings ............   $       .40                        $      .57
                                  =========                         =========
  Weighted average number of
    common shares outstanding     5,338,240                         5,338,240
                                  =========                         =========

   Circuit Systems, Inc. and Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                 Quarter    Quarter
                                  ended      ended
                                 July 31,   June 30,
                                   1997       1997

                                 Circuit                Pro Forma    Pro Forma
                                 Systems,    Philips   adjustments   combined
                                   Inc.
                                 ----------  ----------  --------  ----------
 Net sales...................   $12,922,618 $3,343,013  $   -     $16,265,631

 Cost of goods sold..........    12,283,558  3,611,182  (134,000)B 15,760,740
                                 ----------  ---------- --------   ----------
           Gross profit .....       639,060   (268,169)  134,000      504,891

 Sales and marketing expenses       640,089       -         -         640,089
 Administrative expenses.....       588,355       -         -         588,355
                                 ----------  ---------- --------   ----------
                                  1,228,444       -         -       1,228,444
                                 ----------  ---------- --------   ----------
        Operating profit.....      (589,384)  (269,169)  134,000     (723,553)

 Other deductions (income)
  Interest expense ..........       354,993       -      201,000 C    555,993
  Interest income ...........          -          -         -            -
  Equity in earnings of
   unconsolidated affiliate..       (32,528)      -         -         (32,528)
  Realized gain on sale of
   common stock of affiliate.          -          -         -            -
  Rental income .............       (90,860)      -         -         (90,860)
  Sundry ....................       (46,703)      -         -         (46,703)
                                 ----------  ---------- --------   ----------
                                    184,902       -      201,000      385,902
                                 ----------  ---------- --------   ----------
  Loss before income taxes...      (774,286)  (268,169)  (67,000)  (1,109,455)

         Income taxes........      (272,000)     -      (118,000)D   (390,000)
                                  ---------  ---------  --------    ---------
 NET LOSS....................   $  (502,286) $(268,169) $ 51,000   $ (719,455)
                                  =========  =========  ========    =========
  Per share data
    Net loss.................   $      (.10)                       $     (.14)
                                  =========                         =========
  Weighted average number of
    common shares outstanding     5,097,843                         5,097,843
                                  =========                         =========

  Circuit Systems, Inc. and Printed Circuit Board Operating Assets of Philips Electronics North America Corporation
  NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
  BALANCE SHEET AND STATEMENTS OF OPERATIONS


  The unaudited pro forma condensed combined balance sheet and statements of operations reflect the effect of the acquisition of the identifiable operating assets of the Printed Circuit
  Board Operations of Philips Electronics North America Corporation ("Philips"). The assets acquired and operations constitute an insignificant portion of the assets and operations of Philips. The unaudited pro forma condensed combined statements of operations gives effect to the acquisition as if the transactions were consummated at the beginning of the periods presented. The statements of operations for Philips reflect only gross profit information for the year ended March 31, 1997 and the quarter ended June 30, 1997. It is impracticable to determine selling, general and administrative expenses for sales to customers other than the Philips' divisions. Such expenses are not material for sales to other Philips' divisions. Interest and income taxes have not been allocated to the printed circuit board operations as it is not the general practice of Philips to do so.

  Additionally, the Philips balance sheet presented as of July  28,
  1997 reflects  the  allocated  purchase  price.    Balance  sheet
  information prior to purchase price allocation is not available.

  The pro forma condensed combined financial statements do not purport to be indicative of the results which could actually have been obtained if the acquisition had been consummated on the dates indicated or which may be obtained in the future.

  The pro forma condensed combined financial statements reflect the following pro forma adjustments.

  (A)Direct costs of acquisition and debt incurred by the Company to finance the purchase.

  (B)Reduction  of  depreciation  expense  due  to  new  basis   of
     acquired fixed assets.

  (C)To record interest expense on additional debt incurred in acquisition.

  (D)The tax effect of pro forma adjustments and Philips' gross profit using the applicable effective tax rates.